UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 25, 2021

Medicine Man Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-36868	46-5289499
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4880 Havana Street, Suite 201 Denver, Colorado	80239
(Address of Principal Executive Offices)	(Zip Code)

(303) 371-0387
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry into a Material Definitive Agreement.

Asset Purchase Agreement

On June 25, 2021, Medicine Man Technologies, Inc. (the “Company”) entered into an Asset Purchase Agreement (the “APA”) with Double Brow, LLC, a wholly-owned subsidiary of the Company (the “Purchaser”), BG3 Investments, LLC (“BG3”), Black Box Licensing, LLC (“Black Box”, and together with BG3, individually, “Seller” and collectively, “Sellers”), and Brian Searchinger, the sole equityholder of BG3 and an equityholder of Black Box, pursuant to which the Purchaser will (i) purchase the Sellers’ assets used in or held for use in or related to the operation of the Sellers’ business of distributing, marketing and selling recreational cannabis products, other than certain excluded assets (the “Asset Purchase”), and (ii) assume obligations under contracts acquired as part of the Asset Purchase, in each case, on the terms and subject to the conditions set forth in the APA.

The aggregate purchase price for the Seller’s assets will be approximately $3.5 million (subject to adjustment for actual inventory levels at closing of the Asset Purchase), (i) 54.3% of which will be paid in cash, with 15.8% of such cash payment to be paid to BG3 and 84.2% of such cash payment to be paid to Black Box, and (ii) 45.7% of which will be paid in unregistered shares of the Company’s common stock to BG3 based on the closing price per share of the Company’s common stock on the trading day immediately before the closing date of the Asset Purchase. The Company will hold back $350,000 as collateral for potential claims for indemnification from the Sellers and Mr. Searchinger under the APA (the “Holdback Consideration”). Any portion of the Holdback Consideration not used to satisfy indemnification claims will be released to the Sellers as follows: (i) 34% of the Holdback Consideration will be released on January 1, 2022; (ii) 33% of the Holdback Consideration will be released on June 30, 2022; and (iii) 33% of the Holdback Consideration will be released on December 31, 2022.

The APA contains customary representations and warranties, covenants and indemnification provisions for a transaction of this nature, including, without limitation, covenants regarding the operation of the Sellers’ business before the closing of the Asset Purchase, and confidentiality, non-compete and non-solicitation undertakings by the Sellers and Mr. Searchinger. The APA also contains certain termination rights for each of the Purchaser, the Company and the Sellers (on their own behalf and behalf of Mr. Searchinger), subject to the conditions set forth in the APA, including, without limitation, if the closing of the Asset Purchase has not occurred on or before December 25, 2021.

The closing of the Asset Purchase is subject to closing conditions customary for a transaction of this nature, including, without limitation, obtaining licensing approval from the Colorado Marijuana Enforcement Division and local regulatory authorities. The Company expects to fund the cash portion of purchase price of the Asset Purchase from cash on the Company’s balance sheet.

The summary of the APA and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by the full text of the APA, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Forward-Looking Statements and Limitation of Representations

This Current Report on Form 8-K contains “forward-looking statements.” All statements contained in this Current Report on Form 8-K other than statements of historical fact, including statements regarding the closing of the Asset Purchase are forward-looking statements. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “expect,” “plan,” “believe,” “approximately,” “potential,” or the negative of these terms or other comparable terminology, although the absence of these words does not necessarily mean that a statement is not forward-looking. Forward-looking statements are based upon the Company’s current assumptions, expectations and beliefs concerning future developments and their potential effect on the Company and the Asset Purchase. This information may involve known and unknown risks, uncertainties and other factors which may cause actual events, results, performance or achievements to be materially different from the future events, results, performance or achievements expressed or implied by any forward-looking statements. Stockholders and potential investors should not place undue reliance on these forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in or suggested by the forward-looking statements in this Current Report on Form 8-K are reasonable, the Company cannot assure stockholders and potential investors that these plans, intentions or expectations will be achieved. Factors and risks that may cause or contribute to actual events, results, performance or achievements differing from these forward-looking statements include, but are not limited to, for example, the Company’s ability to consummate the Asset Purchase. Except to the extent required by law, the Company undertakes no obligation to update or revise any forward-looking statements, whether because of new information, future events, a change in events, conditions, circumstances or assumptions underlying such statements, or otherwise.

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The representations and warranties of the Company contained in the APA have been made solely for the benefit of the parties thereto. In addition, such representations and warranties (i) have been made only for purposes of the APA, (ii) are subject to materiality qualifications contained therein which may differ from what may be viewed as material by stockholders and investors, (iii) were made only as of the date of the APA or such other date as is specified therein, as applicable, and (iv) have been included in the APA for the purpose of allocating risk between the contracting parties rather than establishing matters as facts.

The APA, the summary of the APA and the other disclosures included in this Current Report on Form 8-K are intended to provide stockholders and investors with information regarding the terms of the APA, and not to provide stockholders and investors with any other factual information regarding the Company or its subsidiaries or their respective business. You should not rely on the representations and warranties in the APA or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the APA, which subsequent information may or may not be fully reflected in the Company’s public disclosures. Other than as disclosed in this Current Report on Form 8-K, as of the date of this Current Report on Form 8-K, the Company is not aware of any material facts that are required to be disclosed under the federal securities laws that would contradict the representations and warranties in the APA. The Company will provide additional disclosure in its public reports to the extent that it is aware of the existence of any material facts that are required to be disclosed under federal securities laws and that might otherwise contradict the representations and warranties contained in the APA and will update such disclosure as required by federal securities laws. Accordingly, the APA should not be read alone, but should instead be read in conjunction with the other information regarding the Company and its subsidiaries that has been, is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q, Forms 8-K, proxy statements, registration statements and other documents that the Company files with the SEC.

Item 3.02. Unregistered Sales of Equity Securities.

The information contained in Item 1.01 above is incorporated herein by reference.

The issuance of the shares of common stock at the closing of the Asset Purchase will be exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act. BG3 is sophisticated and represented in writing to the Company that, among other things, it is an accredited investor and acquired the securities for its own account for investment purposes. Further, BG3 acknowledged that the shares of common stock to be issued at the closing of the Asset Purchase will not be registered under the Securities Act and cannot be resold unless they are registered under the Securities Act or unless an exemption from registration is available. A legend will be placed on the certificates representing shares of common stock referencing the foregoing.

Item 7.01. Regulation FD Disclosure.

On June 29, 2021, the Company issued a press release relating to the announcement of the Asset Purchase. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information under Item 7.01 of this Current Report on Form 8-K and the press release attached as Exhibit 99.1 are being furnished by the Company pursuant to Item 7.01. In accordance with General Instruction B.2 of Form 8-K, the information under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. In addition, this information shall not be deemed incorporated by reference into any of the Company’s filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Asset Purchase Agreement, dated June 25, 2021, by and among Double Brow, LLC, Medicine Man Technologies, Inc., BG3 Investments, LLC, Black Box Licensing, LLC, and Brian Searchinger.*
99.1	Press Release, dated June 29, 2021.

*       Certain exhibits and schedules to the agreement have been omitted pursuant to Instruction 4 to Item 1.01 of Form 8-K and Item 601(a)(5), as applicable, of Regulation S-K. The Company hereby undertakes to supplementally furnish copies of any omitted schedules to the Securities and Exchange Commission upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICINE MAN TECHNOLOGIES, INC.

	By:	/s/ Daniel R. Pabon
Date: July 1, 2021		Daniel R. Pabon General Counsel

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